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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 0-17136, 33-33281, 33-40564/33-40563, 33-63411,
333-5869, 333-48683, 333-67269, 333-75547/333-75549, 33-42272, 33-63409,
33-64123, 333-47301, 333-36474, 333-36476, 33-64213, 333-44546, 333-73388 and
333-54022.


ARTHUR ANDERSEN LLP


Houston, Texas
June 12, 2002